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                                                                     EXHIBIT 4.1

                   [STRATAGENE CORPORATION STOCK CERTIFICATE]


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                NOVEMBER 2, 1995

NUMBER                                                                    SHARES
 CS-
                             STRATAGENE CORPORATION

THIS CERTIFIES THAT____________________________________________IS THE REGISTERED

HOLDER OF__________________________________________SHARES OF THE COMMON STOCK OF

                             STRATAGENE CORPORATION

HEREINAFTER DESIGNATED "THE CORPORATION," TRANSFERABLE ON THE SHARE REGISTER OF THE CORPORATION UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED OR ASSIGNED.

     This certificate and the shares represented thereby shall be held subject to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, a copy of each of which is on file at the office of the Corporation, and made a part hereof as fully as though the provisions of said Certificate of Incorporation and Bylaws were imprinted in full on this certificate to all of which the holder of this certificate, by acceptance hereof, assents and agrees to be bound.

     Any stockholder may obtain from the principal office of the Corporation, upon request and without charge, a statement of the number of shares constituting each class or series of stock and the designation thereof; and a copy of the powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and / or rights and the Bylaws.

             WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES
                        OF ITS DULY AUTHORIZED OFFICERS.

DATED:

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                                   No.

                                  CERTIFICATE
                                      FOR


                              --------------------
                                     SHARES
                                       OF
                                  COMMON STOCK

                                   ISSUED TO


                              --------------------
                                     DATED

                              --------------------



For Value Received, ________________ hereby sell, assign and transfer unto

______________________________________________________________________________

____________________________________________________________________ Shares of
the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint _______________________________________________ Attorney
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.


     Dated ___________________

             In presence of     ________________________________________________


___________________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.